EXHIBIT 99.7


                                                                     EXECUTION



                       RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of May, 2001, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and CHASE MANHATTAN MORTGAGE CORPORATION, a New Jersey corporation (the "Servicer"), having an office at 343 Thornall Street, Edison, New Jersey 08837, recites and provides as follows:

                                   RECITALS

         WHEREAS, Lehman Brothers Bank, FSB ("Bank") acquired certain first lien, adjustable rate, conventional residential mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

         WHEREAS, such mortgage loans are currently serviced by the Servicer for the Bank pursuant to a Mortgage Loan Purchase, Warranties and Servicing Agreement (Whole Loan Series 2000-WL-1 (the "Servicing Agreement"), dated as of October 1, 2000 and annexed as Exhibit B hereto, by and between Bank, as purchaser, and the Servicer, as servicer.

         WHEREAS, pursuant to an Assignment, Assumption and Recognition Agreement, dated as of May 30, 2001 (the "Assignment and Assumption Agreement") and annexed as Exhibit C hereto, Lehman Capital acquired from Bank all of Bank's right, title and interest in and to certain of the mortgage loans currently serviced under the Servicing Agreement and assumed for the benefit of each of the Servicer and the Bank the obligations of the Bank as owner of the Mortgage Loans pursuant to such Servicing Agreement.

         WHEREAS, Lehman Capital has conveyed all of the Mortgage Loans identified on Schedule I hereto (the "Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to Bank One, National Association (the "Trustee"), pursuant to a trust agreement dated as of May 1, 2001 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), Washington Mutual Mortgage Securities Corp., as an additional master servicer, The Chase Manhattan Bank, as securities administrator and SASCO.

         WHEREAS, Lehman Capital desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of Lehman Capital (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder at any time without cause and to the other conditions set forth herein.

         WHEREAS, Lehman Capital and the Servicer agree that the provisions of the Servicing Agreement shall continue to apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a "reconstitution" of the Servicing Agreement which shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement (except for the definition of the term "Cut-off Date").

         2. Custodianship. The parties hereto acknowledge that LaSalle Bank N.A. will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated May 1, 2001, between LaSalle Bank N.A. and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.04 and Section 5.01 of the Servicing Agreement, the remittance on June 18, 2001 to the Trust Fund is to include principal collected after May 1, 2001 (the "Trust Cut-off Date") through the preceding Determination Date plus interest, at the Mortgage Loan Remittance Rate collected through such Determination Date exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (ii), (iii) and (iv) of Section 5.01 of the Servicing Agreement.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2001-8A Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital, as purchaser, under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term "Purchaser" as used in the Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer or the Trustee acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article IX of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Capital under the Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         7. Compliance with HOEPA. The Servicer is currently in compliance with the Home Ownership and Equity Protection Act ("HOEPA") and will continue to operate its business in compliance with HOEPA.

         8. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of the Servicing Agreement) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         9. Accounts. Each of the Custodial Account and the Escrow Account shall be segregated Eligible Accounts titled "Chase Manhattan Mortgage Corporation, in trust for SASCO 2001-8A Trust Fund."

         10. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

             Aurora Loan Services Inc.
             2530 South Parker Road
             Suite 601
             Aurora, Colorado  80014
             Attention:  E. Todd Whittemore, Master Servicing, SASCO/ALS 2001-8A
             Telephone:  (303) 632-3422
             Telecopier:  (303) 632-3123

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

              The Chase Manhattan Bank
              New York, New York
              ABA#:  021-000-021
              Account Name: Aurora Loan Services Inc., Master Servicing Payment
                            Clearing Account
              Account Number:  066-661059
              Beneficiary:  Aurora Loan Services Inc.
              For further credit to:  SASCO/ALS 2001-8A

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

             Bank One, National Association
             1 Bank One Plaza
             Mail Suite 1L1 - 0126
             Chicago, Illinois 60670
             Attention:  Global Corporate Trust Services, SASCO/ALS 2001-8A
             Telephone:  312-336-9370
             Telecopier:  312-407-1708

         All notices required to be delivered to Lehman Capital hereunder shall be delivered to Lehman Capital at the following address:

             Lehman Capital, a Division of Lehman
               Brothers Holdings Inc.
             200 Vesey Street
             New York, New York  10285-0900
             Attention:  Mortgage Backed Finance Department
             Telephone:  (212) 526-7000
             Telecopier:  (212) 528-7209

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

         11. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Executed as of the day and year first above written.

                                        LEHMAN CAPITAL, A DIVISION OF
                                             LEHMAN BROTHERS HOLDINGS INC.,
                                             as Owner


                                        By: /s/ Stanley Labanowski
                                            -----------------------------------
                                              Name:  Stanley Labanowski
                                             Title:   Authorized Signatory


                                        CHASE MANHATTAN MORTGAGE CORPORATION,
                                             as Servicer


                                        By: /s/ Bruce J. Friedman
                                            -----------------------------------
                                             Name:  Bruce J. Friedman
                                             Title:  Vice President


Acknowledged By:

AURORA LOAN SERVICES INC.,
     as Master Servicer


By:/s/ E. Todd Whittemore
   --------------------------------------------------
     Name:  E. Todd Whittemore
     Title:  Exec. Vice President


BANK ONE, NATIONAL ASSOCIATION,
     as Trustee


By: /s/ Michael D. Pinzon
    -------------------------------------------------
     Name:  Michael D. Pinzon
     Title:  Assistant Vice President

                                   EXHIBIT A

                   Modifications to the Servicing Agreement


1. Master Servicer as Agent of the Trust Fund. The parties hereto acknowledge that all consents, approvals, recommendations and directions required to be obtained by the Servicer from the Purchaser pursuant to Articles IV, V and VI of the Servicing Agreement shall be obtained by the Servicer from the Master Servicer in its capacity as master servicer of the Trust Fund.

2. Section 4.01 (Seller to Act as Servicer) is hereby amended by adding the following sentence after the third sentence of the second paragraph:

               Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Seller shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.

3. Section 4.04 (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended by adding the following language to the end of subsection (xi):

          (from its own funds without reimbursement therefor; provided that the Servicer's obligation as to payment of such amount shall be limited to the Servicing Fee earned during the month of the distribution)

4. Section 4.13 (Title, Management and Disposition of REO Property) is hereby amended by deleting the first and second sentences of the fifth paragraph of such section and replacing them with the following:

               The Seller shall use commercially reasonable best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Seller determines, and gives an appropriate notice to the Purchaser to such effect that a longer period is necessary for the orderly liquidation of such REO Property. If a longer period than three (3) years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property.

5. Section 6.04 (Annual Statement as to Compliance) is hereby amended by replacing "September 30" with "April 30".

6. Section 8.01 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:

               The Servicer shall indemnify the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses, as applicable to such indemnified party's interest, that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer further agrees to indemnify the Trust Fund, the Trustee, the Master Servicer, and Lehman Capital and hold each such parties harmless against any and all claims, losses, damages, penalties, fees; forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses, as applicable to such indemnified party's interest, that such parties may sustain in any way related to a breach of a representation and warranty set forth in Section 3.01 or Section 3.02 of this Agreement. The Servicer immediately shall notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Master Servicer in connection with such claim but shall only be required to make advances in connection with the defense of such claim if the Servicer in its reasonable judgment determines that reimbursement of such advances will be recoverable from the Trust Fund (or Lehman Capital or the Master Servicer acting on behalf of the Trust Fund). The Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except, to the extent of any losses related to the Servicer's wrongdoing, when the claim is in any way related to the Servicer's indemnification for breaches of a representation or warranty set forth in Section 3.01 or Section
          3.02 or the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement, or the gross negligence, bad faith or willful misconduct of the Servicer.

               The Trust Fund, Lehman Capital and the Master Servicer shall each respectively indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to such party's failure to perform its respective duties in compliance with the terms of this Agreement, or, in the case of the Master Servicer, to master service and administer the Mortgage Loans in compliance with this Agreement and the Trust Agreement. The provisions of this Section 8.01 shall survive termination of this Agreement.

7. Section 9.01 is hereby amended by changing all references to "Purchaser" in the paragraph following clause (ix) of such section to "Master Servicer."

8. Section 9.02 (Waiver of Default) is hereby amended by changing the reference to "Purchaser" therein to the "Master Servicer".

9. Section 10.02 (Termination Without Cause) is hereby amended by changing all references to "Purchaser" in such section to "Lehman Capital".

10. Section 12.01 (Successor to the Seller) is hereby amended in its entirety to read as follows:

               Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 4.13, 8.04, 9.01, 10.01 or 10.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement set forth in Sections 8.02 hereof and (ii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Capital, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Depositor, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 3.01, 3.02 and 3.03 and the remedies available to the Trustee under Section 8.01, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03 and 8.01 shall be applicable to the Servicer, with respect to the period prior to the Servicer's resignation or removal, notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

               Within a reasonable period of time, but in no event longer than 90 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

               Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in
          Section 3.01 and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 4.13, 8.04, 9.01, 10.01 or 10.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

               The Servicer shall deliver (i) within three (3) Business Days to the successor Servicer the funds in the Custodial Account and Escrow Account and (ii) within a reasonable period of time, but in no event longer than 90 days of the appointment of a successor servicer, all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

               Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder as a result of termination or removal of the Servicer for cause pursuant to Section 9.01 of this Servicing Agreement, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated Servicer from its own funds without reimbursement.

11. Intended Third Party Beneficiaries. The parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.

                                   EXHIBIT B

          Mortgage Loan Purchase, Warranties and Servicing Agreement

                                   EXHIBIT C

                              Purchase Agreement

                                  SCHEDULE I

                            Mortgage Loan Schedule